Exhibit 99

FOR IMMEDIATE RELEASE
Wednesday, November 15, 1995

CONTACT: John W. Brown -812/379-3389



ARVIN REPORTS CHANGE IN FINANCIAL STATEMENT PRESENTATION OF
INTERIM RESULTS


Columbus, IN. Arvin Industries, Inc. (NYSE:ARV), today reported that in its Form 10-Q filing it has changed the presentation of its unaudited financial statements for the third quarter and those for the nine months ended October 1, 1995 to reflect, as an unconsolidated subsidiary, the results of Arvin Sango Inc., a 50 percent owned subsidiary, which had been previously consolidated by the Company for the period beginning January 2, 1995.

Although the issues surrounding consolidation accounting are complex and under current study by the Financial Accounting Standards Board, the Company has determined that the equity method of accounting is more appropriate in view of evolving standards in this area.

The Company said the change in presentation will not have any effect on reported quarterly earnings. The impact of the affiliate's results on the Company's sales and operating profit, under the consolidation method of accounting, has previously been disclosed in both the first and second quarter financial statements for 1995.

The Company said it will also be changing the presentation of this affiliate in the previously filed financial statements for the first and second quarters of 1995. In addition, these statements will reflect Arvin's Technology segment, which was sold during the third quarter, as a discontinued operation.

Arvin Industries, Inc., is a global manufacturer of automotive components with 50 manufacturing facilities and eight technical centers located in 16 countries.



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                                          Arvin Industries, Inc.
                                  Restated Results of Operations for 1995
                              (Dollars in millions, except per share amounts)



                                                                                Unaudited
                                                                      --------------------------------
                                                                            Three Months Ended
                                                                      --------------------------------

                                                                       4/2/95 (1)  7/2/95 (1)  10/1/95
                                                                      --------    --------    --------
Net Sales from Continuing Operations:
        Automotive Original Equipment                                 $  352.1    $  338.1    $  289.4
        Automotive Replacement                                           142.1       171.6       172.7
                                                                      --------    --------    --------
Net Sales from Continuing Operations                                  $  494.2    $  509.7    $  462.1
                                                                      ========    ========    ========

Income from Continuing Operations:
        Automotive Original Equipment                                 $   18.2    $   16.3    $    9.8
        Automotive Replacement                                             1.8        13.6        10.1
                                                                      --------    --------    --------
Income from Continuing Operations (2)                                 $   20.0    $   29.9    $   19.9
                                                                      ========    ========    ========

Net Sales                                                             $  494.2    $  509.7    $  462.1
Costs and Expenses:
        Cost of goods sold                                               433.6       439.5       403.9
        Selling, operating general and administrative                     38.6        38.1        38.0
        Corporate general and administrative                               2.1         3.1         2.7
        Interest expense                                                  11.1        11.0        10.1
        Interest income                                                    (.3)        (.2)        (.2)
        Other expense, net                                                 1.9         2.0         3.0
        Restructuring charges                                              2.1         1.5         (.7)
        Special charges and credits, net                                   --          6.9          .1
                                                                      --------    --------    --------
                                                                         489.1       501.9       456.9
                                                                      --------    --------    --------
Earnings from Continuing
 Operations Before Income Taxes                                            5.1         7.8         5.2
        Income taxes                                                      (1.9)       (2.9)       (2.0)
        Minority share of income                                           (.7)        (.7)        (.3)
        Equity income (loss) of affiliates                                  .1         1.0         (.2)
                                                                      --------    --------    --------
Earnings from Continuing Operations                                        2.6         5.2         2.7
                                                                      --------    --------    --------

        Income (loss) from discontinued operations, net of income
          taxes                                                            1.8          .4        (1.7)
        Income from disposal of discontinued operations, net of
          income taxes                                                      .7         --          --
                                                                      --------    --------    --------
Net Earnings                                                          $    5.1    $    5.6    $    1.0
                                                                      ========    ========    ========

Earnings Per Common Share
        Primary:
          Continuing Operations                                       $    .12    $    .23    $    .12
          Discontinued Operations                                          .11         .02        (.08)
                                                                      --------    --------    --------
             Total - primary                                          $    .23    $    .25    $    .04
                                                                      ========    ========    ========
        Fully Diluted:
          Continuing Operations                                       $    .12    $    .23         .12
          Discontinued Operations                                          .11         .02        (.08)
                                                                      --------    --------    --------
             Total - fully diluted                                    $    .23    $    .25    $    .04
                                                                      ========    ========    ========

Average Common Shares Outstanding (000's)
        Primary                                                         22,348      22,387      22,386
        Fully Diluted                                                   25,371      25,265      25,090


(1)  Certain amounts have been reclassified to conform with third quarter presentation.
(2)  Reflects income from continuing operations prior to Corporate allocated expenses.
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                                          Arvin Industries, Inc.
                               Consolidated Statement of Financial Condition
                              (Dollars in millions, except per share amounts)



                                                                                 Unaudited
                                                                      --------------------------------
                                                                       As of       As of        As of
                                                                       4/2/95 (1)  7/2/95 (1)  10/1/95
                                                                      --------    --------    --------
Assets
Current Assets:
        Cash and cash equivalents                                     $   13.5    $   20.7    $   56.2
        Receivables, net of allowances                                   288.4       291.9       285.5
        Inventories                                                      111.8       106.4       110.7
        Other current assets                                              94.8        94.3        94.7
                                                                      --------    --------    --------
          Total current assets                                           508.5       513.3       547.1
                                                                      --------    --------    --------

Non-Current Assets:
        Property, plant and equipment:
         Land, buildings, machinery & equipment                          875.2       897.3       912.4
          Less: Allowance for depreciation                               454.7       470.2       479.6
                                                                      --------    --------    --------
                                                                         420.5       427.1       432.8
        Excess of cost over acquired net assets                          149.4       148.3       147.1
        Investment in affiliates                                          94.2        92.8        90.2
        Net assets of discontinued operations                             30.8        30.8        ---
        Assets of business transferred under contractual arrangements     --          ---         72.4
        Other assets                                                      51.9        50.1        51.4
                                                                      --------    --------    --------
           Total non-current assets                                      746.8       749.1       793.9
                                                                      --------    --------    --------
                                                                      $1,255.3    $1,262.4    $1,341.0
                                                                      ========    ========    ========

Liabilities and Shareholders' Equity
Current Liabilities:
        Short-term debt                                               $   80.0    $   94.4    $  136.5
        Accounts payable                                                 216.3       213.6       201.0
        Accrued expenses                                                  97.7       103.0       105.4
        Income taxes payable                                               3.7         3.3         2.4
                                                                      --------    --------    --------
          Total current liabilities                                      397.7       414.3       445.3
                                                                      --------    --------    --------

        Long-term employee benefits                                       51.7        52.4        53.1
        Other long-term liabilities                                       17.0        17.8        17.4
        Long-term debt                                                   354.6       348.3       324.3
        Liabilities and deferred credit of business transferred           ---         ---         72.4
        Minority interest                                                 33.6        33.1        33.2

Shareholders' Equity:
        Common shares ($2.50 par value)                                   60.4        60.5        60.5
        Capital in excess of par value                                   206.5       207.1       207.3
        Retained earnings                                                194.9       192.0       193.0
        Minimum pension liability adjustment                               (.6)        (.6)        (.6)
        Cumulative translation adjustment                                (18.3)      (19.9)      (21.5)
        Common shares held in treasury (at cost)                         (42.2)      (42.6)      (43.4)
                                                                      --------    --------    --------
          Total shareholders' equity                                     400.7       396.5       395.3
                                                                      --------    --------    --------

                                                                      $1,255.3    $1,262.4    $1,341.0
                                                                      ========    ========    ========


(1)  Certain amounts have been reclassified to conform with third quarter presentation.

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